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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report August 23, 2001
(Date of earliest event reported)

ULTRATECH STEPPER, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-22248	94-3169580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3050 Zanker Road,
San Jose, California 95134
(Address of principal executive offices) (Zip Code)

(408) 321-8835
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Item 7.  Exhibits

Exhibit	Description
99.1	Financial Update by CFO August 23, 2001

Item 9.  Regulation FD Disclosure

    On August 23, 2001 Ultratech Stepper Inc. posted an update to its quarterly teleconference guidance on its company website. The full text of this message is included as Exhibit 99.1 hereto.

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SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ULTRATECH STEPPER, INC. (Registrant)
Date:	August 22, 2001	By:	/s/ BRUCE R. WRIGHT Bruce R. Wright Senior Vice President, Finance and Chief Financial Officer (Duly Authorized Officer and Principal Financial and Accounting Officer)

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EXHIBIT INDEX

Exhibit	Description
99.1	Financial Update by CFO August 23, 2001.

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FORM 8-K
  Item 7. Exhibits
  Item 9. Regulation FD Disclosure
SIGNATURES
EXHIBIT INDEX